Summary ProspectusOctober 1, 2010

T. Rowe Price Short-Term Bond Fund—PRWBX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2010, and Statement of Additional Information, dated October 1, 2010.

Investment Objective

The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.40%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.18%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses	0.59%
Fee waiver/expense reimbursement	0.04%b
Total annual fund operating expenses after fee waiver/expense reimbursement	0.55%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bEffective October 1, 2009, T. Rowe Price Associates, Inc. agreed (through September 30, 2011) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary items) that would cause the fund`s ratio of expenses to average net assets to exceed 0.55%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 0.55%) are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund`s expense ratio is below 0.55%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.55%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$56	$176	$307	$689

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 27.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will invest in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the fund will invest at least 80% of its net assets in bonds. The fund`s average effective maturity will not exceed three years. The fund will only purchase securities that are rated within the four highest credit categories (AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price.

Within this broad structure, investment decisions reflect the manager`s outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the manager may seek longer-term securities (within the fund`s program) that would provide higher yields and appreciation potential.

In keeping with the fund`s objective, it may also use futures, options, and swaps.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding or lower yielding securities or different sectors.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Interest rate risk  This is the risk that a rise in interest rates will cause the price of a fixed rate debt security to fall. Prices fall because the bonds and notes in the fund`s portfolio become less attractive to other investors when securities with higher yields become available. Generally, the longer the maturity of a security or the longer a bond fund`s weighted average maturity, the greater the interest rate risk. During periods of extremely low interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels.

Credit risk  This is the risk that an issuer of a debt security or counterparty to an over-the-counter derivative could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Liquidity risk  This is the risk that a fund may not be able to sell a security in a timely manner at a desired price.

Foreign investing risk  This is the risk that the fund`s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Prepayment risk and extension risk Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable fixed income securities more volatile.

Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

The fund`s return for the six months ended 6/30/10 was 2.00%.

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Short-Term Bond Fund
Returns before taxes	9.00%	4.33%	4.89%
Returns after taxes on distributions	7.67	3.19	3.45
Returns after taxes on distributions and sale of fund shares	5.82	3.14	3.37
Barclays Capital U.S. 1-3 Year Government/Credit Bond Index	3.83	4.32	4.86
Lipper Short Investment Grade Debt Funds Average	9.61	3.02	3.88

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Edward A. Wiese is Chairman of the fund`s Investment Advisory Committee. Mr. Wiese has been chairman of the committee since 1995 and he joined T. Rowe Price in 1984.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s website for more information on these payments.

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F55-045 10/1/10

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202